TheAltmanGroup
                                                      Shareholder Proxy Services
--------------------------------------------------------------------------------
-----------------------------------------------------------


                                                               September 8, 2008

                                                                IMPORTANT MATTER

REG1
----
REG 2
-----
REG 3
-----
REG 4
-----
REG 5
-----
REG 6
-----
REG 7
-----

Re:  Pioneer Municipal and Equity Income Trust (NYSE: PBF)
        Auction Market Preferred Shares


Dear Shareholder:

Our firm has been retained by Pioneer Municipal and Equity Income Trust to contact you regarding your investment in preferred shares of Pioneer Municipal and Equity Income Trust, as of record date July 7, 2008. We have attempted to contact you, but have yet to be successful.

Please contact us immediately at 1-800-591-8238 between the hours of 9:00 a.m. and 11:00 p.m., Eastern Standard Time.

Thank you in advance for your assistance with this matter.

Sincerely,


Jennifer Kennedy
Investor Relations Supervisor
Shareholder Services
The Altman Group









--------------------------------------------------------------------------------
-----------------------------------------------------------


                                                                        "tag id"

--------------------------------------------------------------------------------
-----------------------------------------------------------

                             60 East 42nd Street, New York, New York 10165